Exhibit 10.4
THIRD AMENDMENT TO LEASE AGREEMENT
THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of (but not necessarily on) the latest date of execution as set forth on the signature page hereof (the “3A Effective Date”), by and between DIGITAL 2121 SOUTH PRICE, LLC, a Delaware limited liability company (“Lessor”), successor-in-interest to Mainrock II Chandler, LLC (“Original Lessor”), and INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Lessee”).
W I T N E S S E T H:
WHEREAS, Original Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 15, 2007 (the “Original Lease”), as amended by that certain First Amendment to Lease dated January 15, 2008 (“1A”), and that certain Second Amendment to Lease dated February 27, 2008 (“2A”; the Original Lease as amended by 1A and 2A, collectively, the “Lease”), covering approximately [***] square feet of space (the “Premises”) in that certain building located at 2121 South Price Road, Chandler, Arizona; (the “Building”);
WHEREAS, Lessor has succeeded to Original Lessor’s right, title and interest in and to the Building and the Lease;
WHEREAS, any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and
WHEREAS, Lessor and Lessee desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee hereby agree as follows:
1. 3A Extension Term. Currently, the Term of the Lease is scheduled to expire on December 31, 2014. Effective as of the 3A Effective Date, the Term of the Lease is hereby extended by a period of thirty-six full calendar months (the “3A Extension Term”), commencing on January 1, 2015, and expiring on December 31, 2017.
2.    3A Extension Term Rent.
A.    3A Extension Term Base Rent. Effective as of the 3A Effective Date, Lessee’s Base Rent during the 3A Extension Term shall be as follows:

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Period	Monthly Base Rent/kW	Monthly Base Rent
1/1/15 – 12/31/15	$[***]	$[***]
1/1/16 – 12/31/16	$[***]	$[***]
1/1/17 – 12/31/17	$[***]	$[***]

B.    Additional Rent. For the avoidance of doubt, during the 3A Extension Term, Lessee shall continue to pay Lessee’s Pro Rata Share of Operating Expenses over the 2007 Base Year.
3.    Monthly Recurring Cross-Connection Charges. Currently, Lessee pays Cross-Connection charges and Cross-Connection Services charges (collectively, the “Cross-Connection Charges”) pursuant to the terms of Section 6.6 of the Lease and Item 13 of the Basic Lease Terms. Effective as of the 3A Effective Date, Lessor hereby agrees that for any new Cross-Connection orders (after the 3A Effective Date) monthly recurring Cross Connection charges shall be at a [***]% discount of the then-current Cross-Connection Charges (the “Discount”). Lessor and Lessee acknowledge that effective as of November 1, 2014, the Cross-Connection Charges shall be as set forth on Exhibit “B-3”, attached hereto, which charges shall continue to be subject to the terms of Section 6.6 of the Lease and Item 13 of the Basic Lease Terms. For the avoidance of doubt, the charges set forth on Exhibit “B-3” shall be subject to the Discount pursuant to the terms of this Section 3.
4.    Give Back Option.
A.    Give Back Notice. Currently, the Basic Capacity serving the Premises is [***] kW of critical AC electrical capacity. Lessor and Lessee hereby acknowledge and agree that Lessee shall have [***] options (each, a “Give Back Option”) to give back up to [***] kW (and no less than [***] kW) of critical AC electric capacity and associated space, which space shall be subject to the reasonable mutual agreement of both Lessor and Lessee, taking into consideration a number of factors, including, but not limited to, the contiguous nature of the space, the cost of reconfiguring the space, the amount of electric capacity given back, access rights, marketability, and electrical configuration (collectively, the “Give Back Factors”) (each such mutually agreed upon space shall be referred to as, the “Give Back Space”). Provided that there is no uncured Lessee Event of Default, Lessee may exercise each Give Back Option only by delivery to Lessor of a written notice (a “Give Back Notice”), which notice shall accurately identify (i) the portion of the Premises that Lessee desires to give back (each such space shall be referred to as, the “Proposed Give Back Space”), (ii) the total electric capacity that Lessee intends on giving back, and (iii) the applicable Give Back Date (as defined below). [***]
B.    Give Back Space. Lessor may accept or reject Lessee’s determination of the Proposed Give Back Space by written notice to Lessee within thirty (30) days following Lessor’s receipt of (i) a Give Back Notice that includes all of the items set forth in Section 4.A above and (ii) any additional information as may be reasonably requested by Lessor. If Lessor rejects the Proposed Give Back Space, then Lessor and Lessee shall use commercially reasonable efforts to mutually agree upon the Give Back Space, and if the parties cannot agree on the Give Back Space

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within such thirty (30) day period, then such Give Back Option shall be deemed null and void and of no further force or effect.
C.    Give Back Date. If the parties agree on the Give Back Space, then (i) Lessee shall surrender the applicable Give Back Space [*** ], is referred to herein as the “Give Back Date”). If Lessee fails to timely surrender the applicable Give Back Space, then Lessee’s exercise of the applicable Give Back Option shall be deemed null and void and Lessee shall continue to lease the applicable Give Back Space.
D.    Surrender Obligations. Notwithstanding anything in the Lease to the contrary, upon Lessee’s timely delivery of a Give Back Notice and the mutual agreement of the Give Back Space, Lessee shall surrender the Give Back Space on or before the applicable Give Back Date pursuant to the terms of Section 9.2 of the Lease. Lessee shall repair all damage to the Give Back Space and any other part of the Building caused by Lessee during the removal of any of Lessee’s Equipment from the Give Back Space. Lessee will remain liable for all obligations and amounts due and owing to Lessor under the Lease with respect to the Give Back Space accruing on or prior to the applicable Give Back Date, even if such amounts are not determinable until after the applicable Give Back Date. Should Lessee not surrender the Give Back Space in accordance with the terms of this Amendment on or before applicable Give Back Date, Lessee shall be deemed to be occupying the entire Premises as a tenant-at-sufferance, in accordance with Section 9.3 of the Lease.
E.    Lessee’s Pro Rata Share. For the avoidance of doubt, in light of Lessee’s exercise of any Give Back Option pursuant to the terms of this Amendment, Lessee’s Pro Rata Share shall be proportionally reduced effective as of the date that is one day after the applicable Give Back Date, which reduced Pro Rata Share shall be set forth in the amendment evidencing Lessee’s exercise of a Give Back Option (as described below).
F.    Certain Amendments. For the avoidance of doubt, on the day following the applicable Give Back Date, Lessee shall continue to pay Lessee’s Base Rent and Additional Rent obligations under the Lease, which obligations shall be proportionately reduced by virtue of Lessee’s surrender of the Give Back Space and the reduction in the Basic Capacity. Accordingly, if Lessee duly exercises a Give Back Option, Lessor and Lessee shall execute an amendment to the Lease within ten (10) days after Lessee’s receipt of such amendment from Lessor. Such amendment shall evidence the following, which shall be effective as of the date that is one day after the Give Back Date, (i) the revised Base Rent and Lessee’s Pro Rata Share, (ii) the revised depiction of the remaining portion of the Premises, and (iii) the reduced Basic Capacity.
5.    Additional Basic Capacity.
A.    Expansion of Premises. If, during the Term, Lessee desires to expand the Premises and lease additional Basic Capacity (“Additional Basic Capacity”) in the Building, then Lessee shall provide written notice to Lessor of Lessee’s interest. Lessor shall, subject to Lessor’s reasonable determination, use commercially reasonable efforts to lease additional Basic Capacity (and corresponding space) to Lessee. Such additional Basic Capacity shall be offered to Lessee at

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the then-current market rate (on a per kW basis) for comparable space in the Building and other comparable buildings, taking into consideration the quality, size, utility, abatements, allowances, the length of the remaining Term, the credit standing of Lessee, the amenities provided to Lessee and the quality of the Lessor as a first-class datacenter improvements operator (the “Market Rate”); provided, however, that, once the Base Rent has been determined for such Additional Basic Capacity in accordance with this Section 5, the monthly Additional Basic Capacity Base Rent for each subsequent calendar year shall be increased hereunder as of the first (1st) day of each such subsequent year to be equal to [***] percent ([***]%) of the monthly Additional Basic Capacity Base Rent for the immediately preceding year.
B.    Determination of Market Rate. If Lessor and Lessee cannot agree on the Market Rate within thirty (30) days after the date Lessor provides Lessee with Lessor’s determination of the Market Rate (the “Negotiation Period”), then, Lessee may elect to have the initial Market Rate determined in accordance with the arbitration method described below by providing Lessor written notice, within ten (10) business days after the expiration of the Negotiation Period, with Lessee’s binding notice (the “Binding Notice”) of Lessee’s election to (i) expand the Premises and lease Additional Basic Capacity and/or (ii) relocate a portion of the Premises and lease Additional Basic Capacity (pursuant to Section 6 below), with the Base Rent for such Additional Basic Capacity being determined pursuant to the arbitration method (“Market Rate Arbitration”) described below.
C.    Market Rate Arbitration. Within [***] days after Lessee’s delivery to Lessor of the Binding Notice, pursuant to which Lessee elects to have the initial Market Rate determined pursuant to Market Rate Arbitration (the “Appointment Deadline”), each party shall give written notice to the other setting forth the name and address of the Disinterested Expert (defined below) selected by such party, who has agreed to act in such capacity, to determine the initial Market Rate. If Lessor or Lessee shall fail to select a Disinterested Expert, as aforesaid, then the Disinterested Expert selected by the other party shall determine the Market Rate. Each Disinterested Expert shall thereupon independently make its determination of the Market Rate within thirty (30) days after the Appointment Deadline (each, an “Initial Expert Determination”). If either Disinterested Expert shall fail to make an Initial Expert Determination of the Market Rate within thirty (30) days after the Appointment Deadline, then the Initial Expert Determination of the other Disinterested Expert (to the extent that such Disinterested Expert makes such Initial Expert Determination within such thirty (30) day period) shall be deemed the Market Rate. If the two (2) Disinterested Experts’ Initial Expert Determinations are not the same, but the higher of such two (2) values is not more than [***] percent ([***]%) of the lower of such values, then the Market Rate shall be deemed to be the average of the two (2) values. If, however, the higher of such two (2) values is more than [***] percent ([***]%) of the lower of such values, then the two (2) Disinterested Experts shall jointly appoint a third (3rd) Disinterested Expert (the “3rd Expert”) within ten (10) days after the second (2nd) of the two (2) Initial Expert Determinations has been rendered and delivered to the other party. The 3rd Expert shall independently choose which of the Initial Expert Determinations is more accurate with regard to Market Rate, and the Initial Expert Determination chosen by the 3rd Expert shall be deemed to be the Market Rate. For the purposes hereof, “Disinterested Expert” shall mean a person who has been regularly engaged in the business of datacenter leasing for at least the five (5) years immediately preceding such person’s appointment hereunder. Each party shall pay for the cost of its Disinterested Expert and one-half of the cost of any 3rd Expert.

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6.    Existing Customer Additional Basic Capacity. If, during the Term, Lessee desires to lease additional Basic Capacity to accommodate the growth of Lessee’s existing customer (“Lessee’s Customer”), and said customer requires contiguous space that may require the relocation (the “Relocation”) of such customer from a portion of the Premises (“Customer Give Back Space”) to new space in the Building (the “New Space”), then Lessee shall provide written notice to Lessor of Lessee’s interest and identify the New Space (the “Customer Relocation Notice”). Lessor shall, subject to Lessor’s reasonable determination, (taking into consideration the Give Back Factors) use reasonable efforts to relocate a portion of the Premises to the New Space in the Building at Lessee’s sole cost and expense. For the avoidance of doubt, the relocated portion of the Basic Capacity will continue to be leased at the then-current monthly Base Rent/kW rate as set forth in Section 2 of this Amendment. Notwithstanding the foregoing, Lessor and Lessee hereby acknowledge and agree that any increase in the Basic Capacity (i.e., Additional Basic Capacity) as a result of the relocation to the New Space will be leased to Lessee at the Market Rate, which shall be determined pursuant to the terms set forth in Section 5 above. Lessee shall surrender the Customer Give Back Space pursuant to the terms of the Lease, upon the later to occur of (i) one (1) month following Lessor’s approval of the Relocation and (ii) such time that Lessor has made the New Space available for Lessee’s use.
7.    Non-Solicitation Customers. Currently, Lessee has entered into certain existing agreements (each an “Existing Agreement”) to license certain space and power in the Building to the colocation customers listed on Exhibit “A-3”, attached hereto (the “Non-Solicitation Customers”). Effective as of the 3A Effective Date, if Lessor solicits and enters into a new lease or license in the Building (or amendment of an existing lease or license) (an “NSC Agreement”) for space and power in the Building with any of the Non-Solicitation Customers, and such Non-Solicitation Customer surrenders the same amount of existing space and power (the “NSC Surrender Event”) that it is then using pursuant to its Existing Agreement with Lessee, then Lessee may elect (as its sole and exclusive remedy), within thirty (30) days after the NSC Surrender Event, to proportionately reduce its Premises and Basic Capacity under the Lease, by delivering written notice to Lessor (the “NSC Notice”). Notwithstanding the foregoing, the reduction in Lessee’s Basic Capacity under the Lease shall be equal to the amount of power surrendered as a result of the NSC Surrender Event, and the location of the portion of the Premises to be surrendered shall be reasonably determined by Lessor, taking into consideration a number of factors including (but not limited to), the marketability of the space and access rights. For the avoidance of doubt, if Lessee claims that Lessor has effected an NSC Agreement in the Building, Lessee shall be required to provide reasonable supporting documentation to establish that Lessor effected an NSC Agreement for the same space and power that the Non-Solicitation Customer is leasing or licensing from Lessee pursuant to Exhibit “A-3”.
8.    Notice. In addition to the notice requirements set forth in the Lease, Lessor and Lessee hereby acknowledge and agree that the Give Back Notice, Binding Notice, Customer Relocation Notice, and the NSC Notice shall also be delivered in writing to the Building Property Manager and Asset Manager by a reputable overnight courier service to the following addresses:

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[***]	[***]

9.    Confidentiality. The parties agree that neither shall disclose, directly or indirectly, any of the terms, covenants, conditions or agreements set forth in this Amendment, nor shall either party provide this Amendment, or any copies of same, to any person, including, but not limited to, any other tenants or occupants in the Building or any agents or employees of such tenants or occupants, except that the parties may disclose such information for valid business, legal and accounting purposes.
10.    Miscellaneous.
A.    In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern.
B.    The Lease is hereby amended as and where necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment. Except as amended by this Amendment, the terms of the Lease remain in full force and effect.
C.    This Amendment shall become effective only upon execution and delivery by both Lessor and Lessee.
D.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Lessor and Lessee agree that the delivery of an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.
[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 3A Effective Date.
LESSOR:

DIGITAL 2121 SOUTH PRICE, LLC,
a Delaware limited liability company

By:    Digital Realty Trust, L.P.,
its manager

By:    Digital Realty Trust, Inc.,
its general partner

By:    /s/ Mark Luz
Mark Luz
Vice President

Date:    September 22, 2014

LESSEE:

INTERNAP NETWORK SERVICES CORPORATION,
a Delaware corporation

By:
Name:
Title:

Date:

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Exhibit “A-3”
Non-Solicitation Customers

Customer	kW	Square Feet
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Exhibit “B-3”
Cross-Connection Charges

Service	Installation Charges	Monthly Recurring Charges	Expedited Installation Charges
POTS	$[***]	$[***]	$[***]
Cat 5e/6	$[***]	$[***]	$[***]
Coax/DS3	$[***]	$[***]	$[***]
Fiber	$[***]	$[***]	$[***]

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.